UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 15, 2021

D8 Holdings Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39384	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

    Unit 1008, 10/F, Champion Tower

3 Garden Road Central, Hong Kong

(Address of principal executive offices, including zip code)

+852 3973 5500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001, and one-half of one redeemable warrant	DEH.U	The New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	DEH	The New York Stock Exchange
Redeemable Warrants, each whole warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	DEH WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 15, 2021, D8 Holdings Corp. (“D8” or the “Company” and, after the Domestication, as described below, “Vicarious Surgical Inc.”) held an extraordinary general meeting (the “Extraordinary General Meeting”). At the Extraordinary General Meeting, a total of 31,192,268 (72.33%) of the Company’s issued and outstanding ordinary shares held of record as of August 9, 2021, were present either in person or by proxy, which constituted a quorum. The shareholders voted on the following proposals at the Extraordinary General Meeting, each of which was described in more detail in the Company’s definitive proxy statement/prospectus filed with the U.S. Securities and Exchange Commission on August 12, 2021.

1.	The Transaction Agreement Proposal. To consider and vote upon a proposal to approve by way of ordinary resolution and adopt the Agreement and Plan of Merger, dated as of April 15, 2021 (the “Merger Agreement”), by and among D8, Merger Sub, Inc., a Delaware corporation and a direct, wholly-owned subsidiary of the Company (“Merger Sub”), Vicarious Surgical Inc. (“Vicarious Surgical”) and Adam Sachs, an individual, solely in his capacity as the Stockholder Representative (the “Stockholder Representative”) and the transactions contemplated by the Merger Agreement, including the issuance of the merger consideration thereunder (collectively, the “Proposed Transaction”). Pursuant to the Merger Agreement, Merger Sub will merge with and into Vicarious Surgical (the “Merger”), with Vicarious Surgical continuing as the surviving entity of the Merger and becoming a subsidiary of New Vicarious Surgical (the “Business Combination Proposal”). The Business Combination Proposal was approved. The final voting tabulation for this proposal was as follows:
FOR	AGAINST	ABSTAIN
29,066,666	2,123,166	2,436

2.	The Domestication Proposal. To consider and vote upon a proposal to approve by way of special resolution approve, in connection with the consummation of the Business Combination, the change the corporate structure and domicile of D8 by way of continuation from an exempted company incorporated in accordance with the laws of the Cayman Islands to a corporation incorporated under the laws of the State of Delaware (the “Domestication”). The Domestication will be effected immediately prior to the Business Combination by D8 filing a certificate of corporate domestication and the proposed new certificate of incorporation of New Vicarious Surgical (the “Proposed Certificate of Incorporation”) with the Delaware Secretary of State and filing an application to de-register with the Registrar of Companies of the Cayman Islands. Upon the effectiveness of the Domestication, D8 will become a Delaware corporation and will change its corporate name to “Vicarious Surgical Inc.” (D8 following the Domestication and the Business Combination, “New Vicarious Surgical”) and all outstanding securities of D8 will convert to outstanding securities of New Vicarious Surgical (the “Domestication Proposal”). The Domestication Proposal was approved. The final voting tabulation for this proposal was as follows:
FOR	AGAINST	ABSTAIN
29,061,616	2,123,696	6,956

3.	Stock Issuance Proposal. To consider and vote upon a proposal to approve, for purposes of complying with the applicable provisions of NYSE Listing Rules 312.03(c) and (d), the issuance of New Vicarious Surgical Class A Shares to (i) the PIPE Investors pursuant to the PIPE Investment (each as defined in the accompanying proxy statement/prospectus) and (ii) the Vicarious Surgical Stockholders pursuant to the Merger Agreement (“Stock Issuance Proposal”). The Stock Issuance Proposal was approved. The final voting tabulation for this proposal was as follows:
FOR	AGAINST	ABSTAIN
29,055,693	2,128,642	7,933

4.	The Organizational Documents Proposal. To consider and vote upon a proposal to approve by way of special resolution the Proposed Certificate of Incorporation and the proposed new by-laws (“Proposed By-Laws” and, together with the Proposed Certificate of Incorporation, the “Proposed Organizational Documents”) of New Vicarious Surgical (a corporation incorporated in the State of Delaware, and the filing with and acceptance by the Secretary of State of Delaware of the certificate of corporate domestication in accordance with Section 388 of the Delaware General Corporation Law (the “DGCL”)), which will be renamed “Vicarious Surgical Inc.” in connection with the Business Combination (“Organizational Documents Proposal”). The Organizational Documents Proposal was approved. The final voting tabulation for this proposal was as follows:

FOR	AGAINST	ABSTAIN
29,053,166	2,123,345	15,757

5.	The Advisory Organizational Documents Proposals. To consider and vote upon the following 12 separate proposals (collectively, the “Advisory Organizational Documents Proposals”) to approve on an advisory non-binding basis by way of special resolution the following material differences between the Cayman Constitutional Documents and the Proposed Organizational Documents:

A.	Advisory Organizational Documents Proposal 5A. To authorize the change in the authorized capital stock of D8 from 200,000,000 D8 Class A Ordinary Shares, par value $0.0001 per share (the “D8 Class A Ordinary Shares”), 20,000,000 D8 Class B Ordinary Shares, par value $0.0001 per share (the “D8 Class B Ordinary Shares” and, together with the D8 Class A Ordinary Shares, the “D8 Ordinary Shares”), and 1,000,000 preference shares, par value $0.0001 per share (the “Preference Shares”), to 300,000,000 shares of Class A common stock, par value $0.0001 per share of New Vicarious Surgical (the “New Vicarious Surgical Class A Stock”), and 22,000,000 shares of Class B common stock, par value $0.0001 per share of New Vicarious Surgical (the “New Vicarious Surgical Class B Stock”, together with the New Vicarious Surgical Class A Stock, the “New Vicarious Surgical Common Stock”) and 1,000,000 shares of preferred stock, par value $0.0001 per share, of New Vicarious Surgical (the “Preferred Stock”) (“Advisory Organizational Documents Proposal 5A”). The Advisory Organizational Documents Proposal 5A was approved. The final voting tabulation for this proposal was as follows:
FOR	AGAINST	ABSTAIN
27,280,870	3,397,663	513,735

B.	Advisory Organizational Documents Proposal 5B. To authorize a dual class common stock structure pursuant to which holders of New Vicarious Surgical Class A Stock will be entitled to one vote per share and holders of New Vicarious Surgical Class B Stock will be entitled to twenty votes per share on each matter properly submitted to New Vicarious Surgical’s stockholders entitled to vote (“Advisory Organizational Documents Proposal 5B”). The Advisory Organizational Documents Proposal 5B was approved. The final voting tabulation for this proposal was as follows:
FOR	AGAINST	ABSTAIN
27,250,674	3,425,058	516,536

C.	Advisory Organizational Documents Proposal 5C. To approve a provision providing that each outstanding share of New Vicarious Surgical Class B Stock shall automatically convert into one share of New Vicarious Surgical Class A Stock upon the first date on which the Vicarious Surgical Founders and Qualified Stockholders (each as defined in the Organizational Documents) collectively cease to beneficially own at least 20% of the number of shares of New Vicarious Surgical Class B Stock collectively held by the Vicarious Surgical Founders and their Permitted Transferees (as defined in the Organizational Documents) as of the Effective Date, and that upon the date that a Vicarious Surgical Founder ceases to provide service to New Vicarious Surgical each share of New Vicarious Surgical Class B Stock held by such Vicarious Surgical Founder or such Vicarious Surgical Founder’s Permitted Transferees shall automatically convert into one share of New Vicarious Surgical Class A Stock (“Advisory Organizational Documents Proposal 5C”). The Advisory Organizational Documents Proposal 5C was approved. The final voting tabulation for this proposal was as follows:
FOR	AGAINST	ABSTAIN
28,347,371	2,334,540	510,357

D.	Advisory Organizational Documents Proposal 5D. To authorize a declassified board of directors whereby each member of the board of directors of New Vicarious Surgical will be elected at each annual meeting of stockholders (or special meeting in lieu thereof) (“Advisory Organizational Documents Proposal 5D”). The Advisory Organizational Documents Proposal 5D was approved. The final voting tabulation for this proposal was as follows:
FOR	AGAINST	ABSTAIN
30,663,477	25,108	503,683

E.	Advisory Organizational Documents Proposal 5E. To authorize adopting Delaware as the exclusive forum for certain stockholder litigation and to authorize adopting the federal district courts of the United States of America as the exclusive forum for resolving complaints asserting a cause of action under the Securities Act of 1933, as amended (“Advisory Organizational Documents Proposal 5E”). The Advisory Organizational Documents Proposal 5E was approved. The final voting tabulation for this proposal was as follows:
FOR	AGAINST	ABSTAIN
27,494,166	3,189,573	508,529

F.	Advisory Organizational Documents Proposal 5F. To approve provisions providing that the affirmative vote of at least 66 2/3% of the voting power of all the then outstanding shares of capital stock entitled to vote generally in the election of directors, voting together as a single class, will be required for stockholders to amend, alter, repeal or rescind all or any portion of Article 4(B), Article 5, Article 6, Article 7 or Article 9 of the Proposed Certificate of Incorporation; provided that, for so long as there are shares of New Vicarious Surgical Class B Stock outstanding, New Vicarious Surgical may not, without the prior affirmative vote of the holders of 66 2/3% of the New Vicarious Surgical Class B Stock then outstanding in addition to any other vote required by applicable law or the Proposed Certificate of Incorporation, directly or indirectly, whether by amendment, or through merger, recapitalization, consolidation or otherwise amend, alter, change, repeal or adopt any provision of the Proposed Certificate of Incorporation (1) in a manner that is inconsistent with, or that otherwise alters or changes, any of the voting, conversion, dividend or liquidation provisions of the shares of New Vicarious Surgical Class B Stock or other rights, powers, preferences or privileges thereof; (2) to provide for each share of New Vicarious Surgical Class A Stock to have more than one vote per share or any rights to a separate class vote of the holders of shares of New Vicarious Surgical Class A Stock other than as provided by the Proposed Certificate of Incorporation or required by the DGCL; or (3) to otherwise adversely impact or affect the rights, powers, preferences or privileges of the shares of New Vicarious Surgical Class B Stock in a manner that is disparate from the manner in which it affects the rights, powers, preferences or privileges of the shares of New Vicarious Surgical Class A Stock, provided further, so long as any shares of New Vicarious Surgical Class A Stock remain outstanding, New Vicarious Surgical may not, without the prior affirmative vote of the holders of a majority of the outstanding shares of New Vicarious Surgical Class A Stock, voting as a separate class, in addition to any other vote required by applicable law or the Proposed Certificate of Incorporation, directly or indirectly, whether by amendment, or through merger, recapitalization, consolidation or otherwise amend, alter, change, repeal or adopt any provision of the Proposed Certificate of Incorporation (1) in a manner that is inconsistent with, or that otherwise alters or changes the powers, preferences, or special rights of the shares of New Vicarious Surgical Class A Stock so as to affect them adversely; or (2) to provide for each share of New Vicarious Surgical Class B Stock to have more than twenty votes per share or any rights to a separate class vote of the holders of shares of New Vicarious Surgical Class B Stock other than as provided by the Proposed Certificate of Incorporation or required by the DGCL (“Advisory Organizational Documents Proposal 5F”). The Advisory Organizational Documents Proposal 5F was approved. The final voting tabulation for this proposal was as follows:
FOR	AGAINST	ABSTAIN
28,023,223	2,652,921	516,124

G.	Advisory Organizational Documents Proposal 5G. To approve provisions permitting the removal of a director only for cause and only by the affirmative vote of the holders of at least 66 2/3% of the outstanding shares entitled to vote at an election of directors, voting together as a single class (“Advisory Organizational Documents Proposal 5G”). The Advisory Organizational Documents Proposal 5G was approved. The final voting tabulation for this proposal was as follows:
FOR	AGAINST	ABSTAIN
26,744,304	3,929,745	518,219

H.	Advisory Organizational Documents Proposal 5H. To approve provisions providing that the affirmative vote of at least 66 2/3% of the voting power of all the then outstanding shares of capital stock entitled to vote at an election of directors, voting as a single class, will be required for stockholders to alter, amend or repeal, in whole or in part, any provision of the Proposed Bylaws or to adopt any provision inconsistent therewith (“Advisory Organizational Documents Proposal 5H”). The Advisory Organizational Documents Proposal 5H was approved. The final voting tabulation for this proposal was as follows:
FOR	AGAINST	ABSTAIN
28,025,683	2,656,483	510,102

I.	Advisory Organizational Documents Proposal 5I. To approve provisions requiring that special meetings may be called only by the New Vicarious Surgical Board (except in the case of any holders of Preferred Stock if applicable) (“Advisory Organizational Documents Proposal 5I”). The Advisory Organizational Documents Proposal 5I was approved. The final voting tabulation for this proposal was as follows:
FOR	AGAINST	ABSTAIN
28,326,541	2,354,722	511,005

J.	Advisory Organizational Documents Proposal 5J. To approve provisions that prohibit stockholder action by written consent in lieu of a meeting. (“Advisory Organizational Documents Proposal 5J”). The Advisory Organizational Documents Proposal 5J was approved. The final voting tabulation for this proposal was as follows:
FOR	AGAINST	ABSTAIN
28,307,217	2,372,633	512,418

K.	Advisory Organizational Documents Proposal 5K. To approve provisions providing that New Vicarious Surgical renounces a corporate opportunity that is presented to, or acquired, created or developed by, or which otherwise comes into the possession of, any non-employee director of New Vicarious Surgical, unless such opportunity is presented to, or acquired, created or developed by, or otherwise comes into the possession of such person expressly and solely in connection with such individual’s service as a member of the Board (“Advisory Organizational Documents Proposal 5K”). The Advisory Organizational Documents Proposal 5K was approved. The final voting tabulation for this proposal was as follows:
FOR	AGAINST	ABSTAIN
28,543,101	2,135,365	513,802

L.	Advisory Organizational Documents Proposal 5L. To provide for certain additional changes, including, among other things, (i) making New Vicarious Surgical’s corporate existence perpetual and (ii) removing certain provisions related to D8’s status as a blank check company that will no longer be applicable upon consummation of the Business Combination, all of which the D8 Board believes is necessary to adequately address the needs of New Vicarious Surgical after the Business Combination (“Advisory Organizational Documents Proposal 5L”). The Advisory Organizational Documents Proposal 5L was approved. The final voting tabulation for this proposal was as follows:
FOR	AGAINST	ABSTAIN
28,560,748	2,124,007	507,513

6.	The New Vicarious Surgical Equity Incentive Plan Proposal. To consider and vote upon a proposal to approve by ordinary resolution the New Vicarious Surgical Equity Incentive Plan (the “New Vicarious Surgical Equity Incentive Plan Proposal”). The New Vicarious Surgical Equity Incentive Plan Proposal was approved. The final voting tabulation for this proposal was as follows:
FOR	AGAINST	ABSTAIN
29,015,175	2,145,810	31,283

7.	The Director Election Proposal. To consider and vote upon a proposal to approve by way of ordinary resolution the election of nine directors to serve on the New Vicarious Surgical board of directors until the 2022 annual meeting of stockholders and until their respective successors are duly elected and qualified (the “Director Election Proposal”). The Director Election Proposal was approved. The final voting tabulation for this proposal was as follows:
NOMINEE	FOR	WITHHOLD
Donald Tang	28,940,609	2,251,659
David Ho	28,940,611	2,251,657
Samir Kaul	28,940,111	2,252,157
Dror Berman	28,938,317	2,253,951
David Styka	28,027,338	3,164,930
Adam Sachs	28,939,448	2,252,820
Sammy Khalifa	28,937,037	2,255,231
Ric Fulop	28,938,039	2,254,229
Philip Liang	28,936,798	2,255,470

8.	The Shareholder Adjournment Proposal. To consider and vote upon a proposal to approve by way of ordinary resolution the adjournment of the extraordinary general meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for the approval of one or more proposals at the extraordinary general meeting (the “Shareholder Adjournment Proposal”). The Shareholder Adjournment Proposal was approved. The final voting tabulation for this proposal was as follows:
FOR	AGAINST	ABSTAIN
29,003,381	2,169,886	19,001

The proposal to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for the approval of one or more proposals at the Extraordinary General Meeting was deemed not necessary and not acted upon at the Extraordinary General Meeting because there were sufficient votes at the time of the Extraordinary General Meeting to approve the adoption of the required proposals.

A total of 26,745,028 Class A ordinary shares were presented for redemption in connection with the Extraordinary General Meeting. As a result, there will be approximately $77,547,643.72 remaining in the trust account following redemptions.

Item 7.01 Regulation FD Disclosure.

On September 15, 2021, D8 and Vicarious Surgical issued a press release announcing the results of the Special Meeting. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

The information in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, regardless of any general incorporation language in such filings.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release, dated September 15, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 15, 2021	D8 Holdings Corp.

	By:	/s/ Donald Tang
	Name: Title:	Donald Tang President